UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 16, 2009 (June 15, 2009)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

As previously reported, on June 10, 2009, Penn Virginia Corporation (the “Company”) and certain of its subsidiaries named therein (the “Guarantors”) entered into an underwriting agreement with J.P. Morgan Securities Inc., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company sold an aggregate of $300,000,000 principal amount of its 10.375% Senior Notes due 2016 (the “Notes”) to the Underwriters (the “Offering”).

On June 15, 2009, the Notes were issued under, and the Company and the Guarantors entered into (1) an indenture for senior debt securities (the “Base Indenture”) among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and (2) a first supplemental indenture among the Company, the Guarantors and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes will bear interest at a rate of 10.375% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2009.

In the event of a change of control, as defined in the First Supplemental Indenture, the holders of the Notes may require the Company to purchase their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any.

The Notes are the Company’s unsecured, senior obligations, ranking senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated to the Notes, including the Company’s 4.50% Convertible Senior Subordinated Notes due 2012, and equal in right of payment with the Company’s existing and future unsecured indebtedness that is not by its terms subordinated to the Notes. In addition, the Notes will rank effectively junior to the Company’s existing and future secured indebtedness, including indebtedness under the Company’s revolving credit facility (the “Revolver”), to the extent of the value of the assets securing such indebtedness of the Company, and will be structurally subordinated to the existing and future indebtedness and other liabilities (other than indebtedness and liabilities owed to the Company) of the Company’s non-guarantor subsidiaries, including Penn Virginia Holdings, L.P. (“PVG”) and Penn Virginia Resource Partners, L.P. (“PVR”).

The Notes initially will be fully, unconditionally and jointly and severally guaranteed on a senior unsecured basis by certain of the Company’s existing oil and gas subsidiaries named in the Indenture as Guarantors. In the future, the subsidiary guarantees may be released or terminated under certain circumstances. The obligations of each Guarantor will be the general unsecured obligations of such Guarantor and will rank senior in right of payment to the existing and future subordinated indebtedness of such Guarantor and equal in right of payment to all existing and future senior unsecured indebtedness of such Guarantor. In addition, the guarantee by each Guarantor will be effectively junior to the applicable Guarantor’s existing and future secured indebtedness, including its guarantee of indebtedness under the Revolver, to the extent of the value of the assets of such Guarantor constituting collateral securing such indebtedness, and structurally junior to the indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, including PVG and PVR.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries (as defined in the First Supplemental Indenture) to:

•	incur additional debt;

•	make certain investments or pay dividends or distributions on the Company’s capital stock or purchase or redeem or retire capital stock;

•	sell assets, including capital stock of the restricted subsidiaries;

•	restrict dividends or other payments by restricted subsidiaries;

•	create liens that secure debt;

•	enter into transactions with affiliates; and

•	merge or consolidate with another company.

These covenants are subject to important limitations and exceptions that are described in the Indenture. Certain of the covenants listed above will terminate prior to the maturity date of the Notes if both Standard & Poor’s Rating Service and Moody’s Investors Service, Inc. assign the Notes an investment grade rating in the future and no events of default exist under the Indenture. Any covenants that cease to apply to the Company as a result of achieving investment grade ratings will not be restored, even if the credit ratings assigned to the Notes later fall below investment grade.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-143852), which became effective upon its filing with the Securities and Exchange Commission (the “Commission”) on June 18, 2007 and a registration statement on Form S-3 (File No. 333-159890) pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon its filing with the Commission on June 10, 2009. A Prospectus Supplement dated June 10, 2009 relating to the Notes and supplementing the Prospectus dated June 18, 2007 was filed with the SEC on June 11, 2009 pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Base Indenture and the First Supplemental Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2 and are incorporated herein by reference and are hereby filed. The form of Note issued pursuant to the First Supplemental Indenture is included as Annex A to the First Supplemental Indenture and incorporated herein by reference. The description of the Indenture in this Form 8-K is a summary and is qualified in its entirety by the terms of the Indenture.

Item 2.03	Creation of Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2009, the Company issued $300,000,000 principal amount of the Notes in an underwritten public offering. The Notes are governed by the Indenture.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

In connection with the Offering, the Company is filing certain exhibits as part of this Form 8-K that are incorporated by reference in the registration statement related to the Notes.

Exhibit No.	Item
4.1	Senior Indenture dated June 15, 2009, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture relating to the 10.375% Senior Notes due 2016, dated June 15, 2009, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Note for 10.375% Senior Notes due 2016 (contained in Annex A to Exhibit 4.2).

5.1	Opinion of Hunton & Williams LLP as to the validity of the 10.375% Senior Notes due 2016 and the Guarantees of the Notes.

23.1	Consent of Hunton & Williams LLP (contained in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2009

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Item
4.1	Senior Indenture dated June 15, 2009, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture relating to the 10.375% Senior Notes due 2016, dated June 15, 2009, among Penn Virginia Corporation, as issuer, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Note for 10.375% Senior Notes due 2016 (contained in Annex A to Exhibit 4.2).

5.1	Opinion of Hunton & Williams LLP as to the validity of the 10.375% Senior Notes due 2016 and the Guarantees of the Notes.

23.1	Consent of Hunton & Williams LLP (contained in Exhibit 5.1).